SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549
                              ________________

                                  FORM 8-A

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                              ________________

                        PRISM FINANCIAL CORPORATION
           (Exact name of registrant as specified in its charter)

           Delaware                         36-4279417
    (State of incorporation              (I.R.S. employer
      or organization)                   identification no.)

                                440 N. Orleans
                               Chicago, Illinois
                  (Address of principal executive offices)

                                   60610
                                 (zip code)
                              ________________

     Securities to be registered pursuant to Section 12(b) of the Act:

                                      Name of each exchange
      Title of each class            on which each class is
       to be registered                 to be registered

              None                             None


     Securities to be registered pursuant to Section 12(g) of the Act:

                  Common Stock, par value $0.01 per share
                              (Title of class)



 ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, par value $0.01 per share, contained in the Prospectus included in the Registration Statement on Form S-1 (No. 333-74883) as such Registration Statement may be amended from time to time (the "S-1 Registration Statement") is incorporated herein by reference.

 ITEM 2.   EXHIBITS.

           The following exhibits are filed as a part of the S-1
           Registration Statement:

     Exhibit                       Description
     -------                       -----------

      1.*          Form of Amended and Restated Certificate of
                   Incorporation of the Registrant.

      2.**         Form of Amended and Restated Bylaws of the Registrant.

      3.***        Specimen Certificate for the Registrant's Common Stock.

      4.****       Form of Registration Rights Agreement.

  _____________________
  *       Incorporated by reference to Exhibit 3.1 to the S-1 Registration
          Statement.

  **      Incorporated by reference to Exhibit 3.2 to the S-1 Registration
          Statement.

  ***     Incorporated by reference to Exhibit 4.2 to the S-1 Registration
          Statement.

  ****    Incorporated by reference to Exhibit 4.3 to the S-1 Registration
          Statement.


                                 SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                          PRISM FINANCIAL CORPORATION


                          By: /s/ David A. Fisher
                             -----------------------------------------
                             Name:  David A. Fisher
                             Title: Chief Financial Officer and Senior
                                    Vice President



 Date:  May 19, 1999


                               EXHIBIT INDEX


      Exhibit              Description
      -------              -----------

        1. Form of Amended and Restated Certificate of Incorporation of the Registrant. (Incorporated by reference to Exhibit
                  3.1 to the S-1 Registration Statement.)

        2.        Form of Amended and Restated Bylaws of the Registrant.
                  (Incorporated by reference to Exhibit 3.2 to the S-1 Registration Statement.)

        3.        Specimen Certificate for the Registrant's Common Stock.
                  (Incorporated by reference to Exhibit 4.2 to the S-1 Registration Statement.)

        4. Form of Registration Rights Agreement. (Incorporated by reference to Exhibit 4.3 to the S-1 Registration Statement.)